                                                                    EXHIBIT 10.6

                         GUARANTEE AND PLEDGE AGREEMENT

                            dated and effective as of

                                 April 6, 2004,

                                      among

                           BCP CRYSTAL HOLDINGS LTD. 2
                           BCP CAYLUX HOLDINGS LTD. 1
                           BCP CRYSTAL (CAYMAN) LTD. 1

                                       and

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                               as Collateral Agent

                                TABLE OF CONTENTS

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                                      (i)

                                Table of Contents
                                   (continued)

Schedules

Schedule I        Equity Interests

                                      (ii)

                  GUARANTEE AND PLEDGE AGREEMENT dated and effective as of April
6, 2004 (this "Agreement"), among BCP CRYSTAL HOLDINGS LTD. 2 ("Holdings"), BCP
CRYSTAL HOLDINGS LTD. 1 ("BCP LTD 1"), BCP CRYSTAL (CAYMAN) LTD. 1 ("Cayman 1"),
and DEUTSCHE BANK AG, NEW YORK BRANCH, as Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined below).

                  Reference is made to the Credit Agreement dated as of April 6,
2004 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Holdings, BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A.,
("Parent"), CELANESE AMERICAS CORPORATION ("CAC") certain other subsidiaries of
Holdings from time to time party thereto as borrowers under the Revolving
Facility provided for therein (the "Subsidiary Revolving Borrowers" and together with CAC and Parent, the "Borrowers"), the Lenders party thereto from time to time (the "Lenders"), MORGAN STANLEY SENIOR FUNDING, INC., as global coordinator, DEUTSCHE BANK TRUST AG, NEW YORK BRANCH, as administrative agent and as collateral agent for the Lenders, and DEUTSCHE BANK SECURITIES INC. and
MORGAN STANLEY SENIOR FUNDING, INC., as joint lead arrangers.

                  The Lenders have agreed to extend credit to the Borrowers
subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings is the parent (direct or indirect) of each of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit
Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

                                   ARTICLE I.

                                   Definitions

                  SECTION 1.01 Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms defined in the New York UCC
(as defined herein) and not defined in this Agreement have the meanings specified therein.

                  (b) The rules of construction specified in Section 1.02 of the
Credit Agreement also apply to this Agreement.

                  SECTION 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "Applicable Securities Laws" has the meaning assigned to such term in Section 4.03.

                  "Collateral" has the meaning assigned to such term in Section
3.01.

                  "Credit Agreement" has the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Federal Securities Laws" has the meaning assigned to such term in Section 4.03.

                  "Guaranteed Obligations" means, with respect to a Guarantor, all of the Secured Obligations not owed directly by such Guarantor.

                  "Guarantors" means Holdings, BCP Ltd. 1 and Cayman 1.

                  "Loan Document Obligations" means (a) the due and punctual payment by each Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and (iii) all other monetary obligations of any Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan
Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and
(b) the due and punctual performance of all other obligations of the Borrowers under or pursuant to the Credit Agreement, this Agreement and each of the other
Loan Documents.

                  "Luxembourg Pledge" has the meaning assigned such term in
Section 4.05 hereof.

                  "New York UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Noticed Event of Default" means any Event of Default as to which the Administrative Agent has given Holdings written notice that (i) such
Event of Default constitutes a Noticed Event of Default and (ii) to the extent such notice may be given without violation of applicable law, the Collateral
Agent intends, as a result of such Event of Default (alone or among others), to exercise its remedies hereunder provided that an Event of Default under Section
7.01(h) or (i) of the Credit Agreement shall in any event constitute a Noticed
Event of Default.

                  "Permitted Liens" means Liens permitted under Section 6.02 of the Credit Agreement.

                  "Pledged Stock" has the meaning assigned to such term in
Section 3.01.

                  "Secured Obligations" means (a) the Loan Document Obligations,
(b) the due and punctual payment and performance of all obligations of the
Guarantors owing to the Secured Parties under and pursuant to this Agreement,
(c) the due and punctual payment and performance of all obligations of any
Borrower under each Swap Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the
Closing Date or (ii)

                                      -2-

is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into, and
(d) the due and punctual payment and performance of all obligations of any
Borrower and any of its subsidiaries in respect of overdrafts and related liabilities owed to a Lender or any of its Affiliates and arising from cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements).

                  "Secured Parties" means (a) the Lenders (and any Affiliate of a Lender to which any obligation referred to in clause (d) of the definition of the term "Secured Obligations" is owed), (b) the Administrative Agent and the
Collateral Agent, (c) each Issuing Bank, (d) each counterparty to any Swap
Agreement entered into with a Loan Party the obligations under which constitute
Secured Obligations, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (f) the successors and permitted assigns of each of the foregoing.

                                   ARTICLE II.

                                    Guarantee

                  SECTION 2.01 Guarantee. Each Guarantor unconditionally
guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of its Guaranteed Obligations. Each Guarantor further agrees that its Guaranteed
Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any of its Guaranteed Obligations.
Each Guarantor waives presentment to, demand of payment from and protest to any
Borrower of any of its Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

                  SECTION 2.02 Guarantee of Payment. Each Guarantor further
agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of its Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Borrower or any other person.

                  SECTION 2.03 No Limitations, etc. (a) Except for termination of such Guarantor's obligations hereunder as expressly provided for in Section
6.16, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of its
Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of none of the Guarantors hereunder shall be discharged or impaired or otherwise affected by:

                                      -3-

                  (i) the failure of the Administrative Agent, the Collateral
         Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any
         Loan Document or otherwise;

                  (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement (including with respect to any other Guarantor hereunder);

                  (iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Collateral Agent or any other Secured Party for the Secured
         Obligations;

                  (iv) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

                  (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Secured
         Obligations);

                  (vi) any illegality, lack of validity or enforceability of any
         Secured Obligation;

                  (vii) any change in the corporate existence, structure or
         ownership of any Borrower, or any insolvency, bankruptcy,
         reorganization or other similar proceeding affecting any Borrower or its assets or any resulting release or discharge of any Secured
         Obligation;

                  (viii) the existence of any claim, set-off or other rights that any Guarantor may have at any time against any Borrower, the
         Collateral Agent, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (ix) any law, regulation, decree or order of any jurisdiction, or any other event, affecting any term of any of its Guaranteed
         Obligations or the Collateral Agent's rights with respect thereto, including, without limitation:

                           (A) the application of any such law, regulation,
                  decree or order, including any prior approval, which would prevent the exchange of a foreign currency for Dollars or any other currency in which any of the Guaranteed Obligations is to be paid or the remittance of funds outside of such
                  jurisdiction or the unavailability of Dollars or such other currency in any legal exchange market in such jurisdiction in accordance with normal commercial practice; or

                           (B) a declaration of banking moratorium or any
                  suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any governmental authority thereof of any moratorium on, the required

                                      -4-

                  rescheduling or restructuring of, or required approval of
                  payments on, any indebtedness in such jurisdiction; or

                           (C) any expropriation, confiscation, nationalization
                  or requisition by such country or any governmental authority that directly or indirectly deprives a Borrower of any assets or their use, or of the ability to operate its business or a material part thereof; or

                           (D) any war (whether or not declared), insurrection,
                  revolution, hostile act, civil strife or similar events
                  occurring in such jurisdiction which has the same effect as the events described in clause (A), (B) or (C) above (in each of the cases contemplated in clauses (A) through (D) above, to the extent occurring or existing on or at any time after the date of this Agreement); and

                  (x) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, any Borrower or any
         Guarantor or any other guarantor or surety.

                  Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Guaranteed
Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of the
Guarantor hereunder.

                  Without limiting the generality of the foregoing, with respect to any Guaranteed Obligations that, in accordance with the express terms of any agreement pursuant to which such Guaranteed Obligations were created, were denominated in Dollars or any currency other than the currency of the jurisdiction where a Borrower is principally located, the Guarantor guarantees that it shall pay the Collateral Agent strictly in accordance with the express terms of such agreement, including in the amounts and in the currency expressly agreed to thereunder, irrespective of and without giving effect to any laws of the jurisdiction where any Borrower is principally located in effect from time to time, or any order, decree or regulation in the jurisdiction where any
Borrower is principally located.

                  (b) To the fullest extent permitted by applicable law, each
Guarantor waives any defense based on or arising out of any defense of any
Borrower or other Loan Party or the unenforceability of the Guaranteed
Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or other Loan Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations. The
Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Borrower or other Guarantor or exercise any other right or remedy available to them against any Borrower or other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations

                                      -5-

have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Borrower, as the case may be, or any security.

                  SECTION 2.04 Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed
Obligation is rescinded or must otherwise be restored by the Administrative
Agent or any other Secured Party upon the bankruptcy or reorganization of a
Borrower, any other Loan Party, or otherwise.

                  SECTION 2.05 Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid
Guaranteed Obligation. Upon payment by a Guarantor of any sums to the Collateral
Agent as provided above, all rights of such Guarantor against any Borrower, any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article V.

                  SECTION 2.06 Information. Each Guarantor assumes all
responsibility for being and keeping itself informed of the financial condition and assets of the respective Borrowers and other Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other
Secured Parties will have any duty to advise any Guarantor of information known to it or any of them regarding such circumstances or risks.

                  SECTION 2.07 Demand. Notwithstanding any other provision
hereof, demand may only be made under the Guarantee provided for in this Article
II by the Collateral Agent.

                                  ARTICLE III.

                              Pledge of Securities

                  SECTION 3.01 Pledge. As security for the payment or
performance, as the case may be, in full of its Secured Obligations, each
Guarantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the
Secured Parties, a security interest in all of such Guarantor's right, title and interest in, to and under (a) the Equity Interests directly owned by it (which shall be listed on Schedule I) and any other Equity Interests obtained in the future by the Guarantor and any certificates representing all such Equity
Interests (the "Pledged Stock"); provided that the Pledged Stock shall not include (x)

                                      -6-

to the extent applicable law requires that a Subsidiary of the Guarantor issue directors' qualifying shares, such shares or nominee or other similar shares and
(y) any Equity Interest that constitutes an unlimited liability interest; (b)
subject to Section 3.05, all payments of dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the Pledged Stock; (c) subject to Section 3.05, all rights and privileges of the Guarantor with respect to the Pledged Stock and other property referred to in clause (b) above; and (d) all proceeds of any of the foregoing (the items referred to in clauses (a) through (d) above being collectively referred to as the "Collateral").

                  TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

                  SECTION 3.02 Delivery of the Collateral. (a) Each Guarantor
agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, any and all Pledged Stock owned by
it.

                  (b) Upon delivery to the Collateral Agent, (i) any Pledged
Stock required to be delivered pursuant to the foregoing paragraph (a) of this
Section 3.02 shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the
Collateral by proper instruments of assignment duly executed by the Guarantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Stock shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Stock. Each schedule so delivered shall supplement any prior schedules so delivered.

                  SECTION 3.03 Representations, Warranties and Covenants. Each
Guarantor represents, warrants and covenants to and with the Collateral Agent, for the ratable benefit of the Secured Parties, that:

                  (a) Schedule I correctly sets forth the percentage of the
         issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all
         Equity Interests required to be pledged hereunder by such Guarantor in order to satisfy the Collateral and Guarantee Requirement;

                  (b) the Pledged Stock pledged by such Guarantor have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable;

                  (c) except for the security interests granted hereunder, each
         Guarantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will

                                      -7-

         continue to be the direct owner, beneficially and of record, of the
         Pledged Stock indicated on Schedule I as owned by such Guarantor, (ii)
         holds the same free and clear of all Liens, other than Permitted
         Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant to a transaction permitted by the Credit Agreement and other than Permitted Liens and
         (iv) subject to the rights (if any) of such Guarantor under the Loan
         Documents to dispose of Collateral, will defend its title or interest hereto or therein against any and all Liens (other than Permitted
         Liens), however arising, of all persons;

                  (d) except for restrictions and limitations imposed by the
         Loan Documents, or securities laws generally or otherwise permitted to exist pursuant to the terms of the Credit Agreement, the Collateral is and will continue to be freely transferable and assignable, and none of the Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might, in any material respect, prohibit, impair, delay or adversely affect the pledge of such
         Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

                  (e) such Guarantor has the power and authority to pledge the
         Collateral pledged by it hereunder in the manner hereby done or contemplated;

                  (f) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected by such Guarantor hereunder (other than such as have been obtained and are in full force and effect);

                  (g) by virtue of the execution and delivery by such Guarantor of this Agreement, when any Pledged Stock is delivered to the
         Collateral Agent, for the benefit of the Secured Parties, in accordance with this Agreement, the Collateral Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected first priority lien upon and security interest in such Pledged Stock as security for the payment and performance of the Obligations; and

                  (h) the pledge effected by such Guarantor hereunder is
         effective to vest in the Collateral Agent, for the benefit of the
         Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein.

                  SECTION 3.04 Registration in Nominee Name; Denominations. The
Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Stock in the name of the respective Guarantor, endorsed or assigned in blank or in favor of the
Collateral Agent and, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Each Guarantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged
Stock registered in the name of such Guarantor.

                                      -8-

                  SECTION 3.05 Voting Rights, Dividends, etc. (a) Unless and
until a Noticed Event of Default shall have occurred and be continuing:

                  (i) Each Guarantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of
         Pledged Stock pledged by it or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights inuring to a holder of any
         Pledged Stock, the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

                  (ii) The Collateral Agent shall promptly execute and deliver to each Guarantor, or cause to be executed and delivered to each
         Guarantor, all such proxies, powers of attorney and other instruments as such Guarantor may reasonably request for the purpose of enabling such Guarantor to exercise the voting and/or other consensual rights and powers it is entitled to exercise pursuant to subparagraph (i)
         above.

                  (iii) Each Guarantor shall be entitled to receive and retain any and all dividends and other distributions paid on or distributed in respect of the Pledged Stock pledged by it to the extent and only to the extent that such dividends and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement and applicable laws; provided that any noncash dividends or other distributions that constitute Pledged
         Stock (whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Stock or received in exchange for Pledged Stock or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise) shall be and become part of the
         Collateral, and, if received by a Guarantor, shall not be commingled by such Guarantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the Collateral Agent, for the ratable benefit of the
         Secured Parties, and shall be forthwith delivered to the Collateral
         Agent, for the ratable benefit of the Secured Parties, in the same form as so received (accompanied by stock powers duly executed in blank or other appropriate instruments of transfer reasonably satisfactory to the Collateral Agent).

                  (b) Upon the occurrence and during the continuance of a
Noticed Event of Default, all rights of the Guarantors to dividends or other distributions that the Guarantors are authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested, for the ratable benefit of the Secured Parties, in the
Collateral Agent which shall have the sole and exclusive right and authority to receive and retain such dividends or other distributions. All dividends or other distributions received by a Guarantor contrary to the provisions of this Section
3.06 shall not be commingled by such Guarantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the ratable benefit of the Secured
Parties, and shall be forthwith delivered to the Collateral Agent, for the ratable benefit of the

                                      -9-

Secured Parties, in the same form as so received (accompanied by stock powers duly executed in blank or other appropriate instruments of transfer reasonably satisfactory to the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and Holdings has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to the respective Guarantors (without interest) all dividends or other distributions that each such Guarantor would otherwise have been permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.05 and that remain in such account.

                  (c) Upon the occurrence and during the continuance of a
Noticed Event of Default, all rights of the Guarantors to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.05, and the obligations of the Collateral
Agent under paragraph (a)(ii) of this Section 3.05, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, for the ratable benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers;
provided that, unless otherwise directed by the Required Lenders, the Collateral
Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Guarantors to exercise such rights. After all Noticed Events of Default have been cured or waived and
Holdings has delivered to the Collateral Agent a certificate to that effect, the
Guarantors shall have the right to exercise the voting and/or consensual rights and powers that the Guarantors would otherwise have been entitled to exercise pursuant to the terms of paragraph (a)(i) above.

                                   ARTICLE IV.

                                    Remedies

                  SECTION 4.01 Remedies Upon Default. Upon the occurrence and during the continuance of a Noticed Event of Default, each Guarantor agrees to deliver each item of Collateral held by it and not in the Collateral Agent's possession to the Collateral Agent on demand, and it is agreed that the
Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the
Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the
Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 4.01 the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the
Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Guarantors, and each Guarantor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Guarantor now

                                      -10-

has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Collateral Agent shall give the Guarantors 10 Business
Days' written notice (which the Guarantors agree is reasonable notice within the meaning of Section 9-612 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of
Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.
At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may
(in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the
Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the
Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public
(or, to the extent permitted by law, private) sale made pursuant to this Section
4.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Guarantors (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Section 4.02 hereof without further accountability to the Guarantors therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and the Guarantors shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the
Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in
Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

                  SECTION 4.02 Application of Proceeds. The Collateral Agent
shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

                                      -11-

                  FIRST, to the payment of all costs and expenses incurred by the Administrative Agent and the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent and the Collateral Agent hereunder or under any other Loan Document on behalf of any Guarantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Secured Obligations owed to them on the date of any such distribution);

                  THIRD, to the respective Guarantors, (as their interest may
         be), their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this
Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                  SECTION 4.03 Securities Act, etc. In view of the position of the Guarantors in relation to the Collateral, or because of other current or future circumstances, a question may arise under the United States Securities
Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities
Laws") or other applicable or regional securities statutes or regulations
(together with the Federal Securities Laws, the "Applicable Securities Laws")
with respect to any disposition of the Collateral permitted hereunder. The
Guarantors understand that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the
Collateral Agent were to attempt to dispose of all or any part of the
Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral
Agent in any attempt to dispose of all or part of the Collateral under other state or provincial securities laws or similar laws analogous in purpose or effect. Each Guarantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Applicable Securities Laws or, to the extent applicable, other state or provincial securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Guarantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such

                                      -12-

restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 4.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the
Collateral Agent sells.

                  SECTION 4.04 Registration, etc. Each Guarantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Collateral. Each Guarantor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses of legal counsel to the Collateral Agent), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to the
Guarantor or the issuer of such Collateral by the Collateral Agent or any other
Secured Party expressly for use therein. Each Guarantor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Collateral to qualify, file or register, any of the Collateral under the securities laws of such regions, nations, states or provinces as may be reasonably requested by the
Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Guarantor will bear all costs and expenses of carrying out its obligations under this Section 4.04. Each Guarantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 4.04 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section 4.04 may be specifically enforced.

                  SECTION 4.05 Luxembourg Law Pledge. Notwithstanding any other provisions of this Agreement, so long as any Equity Interests owned by the
Guarantor are Equity Interests in a Luxembourg entity, the security interests in favor of the Collateral Agent for the benefit of the Secured Parties in such
Equity Interests shall be evidenced by, and governed by, an agreement subject to
Luxembourg law (a "Luxembourg Pledge") and the provisions of such Luxembourg
Pledge shall prevail over any provisions hereof relating to the pledge of such
Equity Interests.

                                      -13-

                                   ARTICLE V.

                                  Subordination

                  SECTION 5.01 Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of indemnity, contribution or subrogation of each Guarantor under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Secured
Obligations. No failure on the part of any Borrower or any Guarantor to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

                  (b) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any Borrower or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Secured
Obligations in the manner provided in Exhibit H to the Credit Agreement.

                                   ARTICLE VI.

                                  Miscellaneous

                  SECTION 6.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.

                  SECTION 6.02 Security Interest Absolute. All rights of the
Collateral Agent hereunder, the security interest in the Collateral and all obligations of the Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit
Agreement, any other Loan Document, any agreement with respect to any of the
Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other
Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any
Guarantor in respect of the Secured Obligations or this Agreement.

                  SECTION 6.03 [Reserved].

                  SECTION 6.04 Binding Effect; Several Agreement. This Agreement
shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the
Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the
Collateral Agent and their

                                      -14-

respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void)
except as expressly contemplated by this Agreement or the Credit Agreement. This
Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

                  SECTION 6.05 Successors and Assigns. Whenever in this
Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the
Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

                  SECTION 6.06 Collateral Agent's Fees and Expenses;
Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in
Section 9.05 of the Credit Agreement.

                  (b) Without limitation of its indemnification obligations
under the other Loan Documents, each Guarantor agrees to indemnify the
Collateral Agent and the other Indemnitees (as defined in Section 9.05 of the
Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any
Indemnitee arising out of, in connection with, or as a result of, (i) the execution, delivery or performance of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transaction and other transactions contemplated hereby,
(ii) the use of proceeds of the Loans or the use of any Letter of Credit or
(iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses result primarily from the gross negligence or willful misconduct of such Indemnitee (treating for the purposes of this Section 6.06(b)
only, any Secured Party and its Related Parties as a single Indemnitee).

                  (c) Any such amounts payable as provided hereunder shall be additional Secured Obligations hereunder. The provisions of this Section 6.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured
Obligations, the invalidity or unenforceability of any term or provision of this
Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this
Section 6.06 shall be payable on written demand therefor (accompanied by a reasonably detailed computation of the amounts so to be paid).

                  SECTION 6.07 Collateral Agent Appointed Attorney-in-Fact. By
way of securing its obligations hereunder, each Guarantor hereby appoints the
Collateral Agent the

                                      -15-

attorney-in-fact of such Guarantor for the purpose, during the continuance of an
Event of Default, of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of a Noticed Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of a
Guarantor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the
Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the
Collateral; and (f) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.
The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to the Guarantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                  SECTION 6.08 [Reserved].

                  SECTION 6.09 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6.10 Waivers; Amendment. (a) No failure or delay by any Secured Party in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.10, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
Without limiting the

                                      -16-

generality of the foregoing, the making of a Loan or the issuance of a Letter of
Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether any Secured Party may have had notice or knowledge of such
Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Guarantor or Guarantors effected thereby, subject to any consent required in accordance with Section
9.08 of the Credit Agreement.

                  SECTION 6.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE
TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING
OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS.
EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY
OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD
NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)
ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER
INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND
CERTIFICATIONS IN THIS SECTION 6.10.

                  SECTION 6.12 Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 6.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 6.04. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

                  SECTION 6.14 Headings. Article and Section headings and the
Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 6.15 Jurisdiction; Consent to Service of Process. (a)
Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or

                                      -17-

proceeding arising out of or relating to this Agreement or any other Loan
Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New
York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, any
Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Guarantor, or its properties, in the courts of any jurisdiction.

                  (b) Each party to this Agreement hereby irrevocably and
unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each Guarantor not a party to the Credit Agreement hereby appoints BCP Crystal US Holdings Corp. at 345 Park Avenue, New York, NY as its
agent for service of process, such appointment to be on the same basis as set forth in Section 9.15(c) of the Credit Agreement.

                  SECTION 6.16 Termination. (a) This Agreement, the guarantees made herein and, the security interests granted hereby shall terminate when all the Loan Document Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the
Revolving L/C Exposure and CL Exposure have been reduced to zero and each
Issuing Bank has no further obligations to issue Letters of Credit under the
Credit Agreement.

                  (b) BCP Ltd.1 and/or Cayman I shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Person shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Person ceases to be a Subsidiary of Holdings, provided that the Required Lenders shall have consented to such transaction (to the extent such consent is required by the Credit Agreement) and the terms of such consent did not provide otherwise.

                  (c) Upon any sale or other transfer by any Guarantor of any
Collateral that is permitted under the Credit Agreement to any Person that is not a Guarantor or Domestic Loan Party, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such
Collateral shall be automatically released.

                  (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 6.16, the Collateral Agent shall execute and deliver to the Guarantors, at the Guarantors' expense, all documents that Holdings shall reasonably request to evidence such

                                      -18-

termination or release. Any execution and delivery of documents pursuant to this
Section 6.16 shall be without recourse to or warranty by the Collateral Agent.

                  SECTION 6.17 Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any party to this Agreement against any of and all the obligations of such party now or hereafter existing under this
Agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 6.17 are in addition to other rights and remedies (including other rights of set-off) that such Lender may have.

                            [Signature Page Follows]

                                      -19-

                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

                                  BCP CRYSTAL HOLDINGS LTD. 2
                                  Executed as a Deed

                                  By: /s/ Anjan Mukherjee
                                      ------------------------------------------
                                      Title: Director
                                      Witnessed by: /s/ Benjamin Jenkins
                                                    ----------------------------

                                  BCP CAYLUX HOLDINGS LTD.1
                                  Executed as a Deed

                                  By: /s/ Anjan Mukherjee
                                      ------------------------------------------
                                      Title: Director
                                      Witnessed by: /s/ Benjamin Jenkins
                                                    ----------------------------

                                  BCP CRYSTAL (CAYMAN) LTD. 1
                                  Executed as a Deed

                                  By: /s/ Anjan Mukherjee
                                      ------------------------------------------
                                      Title: Director
                                      Witnessed by: /s/ Benjamin Jenkins
                                                    ----------------------------

                                  DEUTSCHE BANK AG, NEW YORK BRANCH,
                                    as Collateral Agent

                                  By: /s/ Albert Fischetti
                                      ------------------------------------------
                                      Title: Director

                                  By: /s/ David Mayhew
                                      ------------------------------------------
                                      Title: Director

                                      -2-